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                             ADVISOR CLASS SHARES OF

                         AIM GLOBAL GROWTH & INCOME FUND

                          Supplement dated July 1, 1999
                     to the Prospectus dated March 1, 1999



The following information replaces in its entirety the fourth full paragraph appearing under the heading "INVESTMENT OBJECTIVE AND STRATEGIES" on page 1 of the prospectus:

     "The portfolio managers allocate assets among securities of countries and in currency denominations where opportunities for meeting the fund's investment objective are expected to be the most attractive. The portfolio managers select fixed-income securities based on economic criteria such as yield, maturity, issue classification, and quality characteristics. The portfolio managers select equity securities that they believe are undervalued relative to the issuer's current or projected earnings and that they believe have above-average prospects for future growth. Currency investments are based on economic factors and on political and technical data. The portfolio managers consider whether to sell a particular security when any of those factors materially changes."

The following information replaces in its entirety the information appearing under the heading "PERFORMANCE INFORMATION - PERFORMANCE TABLE" on page 3 of the prospectus:

"PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index.

AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------
(for the periods ended                           SINCE           INCEPTION
December 31, 1998)             1 YEAR          INCEPTION            DATE
-----------------------------------------------------------------------------
Advisor Class                  20.74%             18.13%          06/01/95

MSCI World Index(1)            24.34              17.89(2)        05/31/95(2)
-----------------------------------------------------------------------------

(1) The Morgan Stanley Capital International World Index measures the performance of 1,578 securities listed on the major stock exchanges.

(2) The average annual total return given is since the date closest to the inception date of the Advisor Class."

Effective immediately the following replaces in its entirety the information appearing under the heading "EXCHANGING SHARES - EXCHANGE CONDITIONS" on page A-3 of the prospectus:

     "The following conditions apply to all exchanges:

     o You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

     o Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

     o Exchanges must be made between accounts with identical registration information;



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     o    The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

     o    Shares must have been held for at least one day prior to the exchange;
          and

     o If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

     Beginning September 15, 1999, the following exchange condition will apply:

     o Because excessive short-term trading or market-timing activity can hurt fund performance, you are limited to a maximum of 10 exchanges per calendar year. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund."


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